Exhibit 99.1

ORA - D - 007 : Randomized, Double - Blind, Placebo - Controlled Study to Assess the Safety and Efficacy of Multiple Oral Bedtime Doses of ORMD - 0801 (Insulin Capsules) in Adult Patients with Type 2 Diabetes Mellitus who are Inadequately Controlled with Diet and Metformin Presentation of Results July 28, 2016

Safe Harbor Certain statements contained in this material are forward - looking statements . These forward - looking statements are based on the current expectations of the management of Oramed only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs ; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates ; competition from other pharmaceutical or biotechnology companies ; and our ability to obtain additional funding required to conduct our research, development and commercialization activities, and others, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward - looking statements . Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . For a more detailed description of the risks and uncertainties affecting Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange Commission . which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements . Please refer to the company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward - looking statements . Oramed undertakes no obligation to update or revise any forward - looking statements . 2

Primary Objectives • To evaluate the pharmacodynamics effects of ORMD - 0801 on mean nighttime glucose (determined using continuous glucose monitoring (CGM)). • To evaluate the safety of ORMD - 0801, including incidence of hypoglycemia. Secondary Objectives • To evaluate changes from baseline in fasting blood glucose (FBG), morning fasting serum insulin, c - peptide, and triglycerides. Exploratory Objectives • To evaluate the immunogenicity of ORMD - 0801 through quantitation of anti - insulin antibodies. • To evaluate changes from baseline in HbA1c, 24 - hour, fasting and daytime glucose levels on CGM, weight, and C - Reactive Protein (CRP). Study Objectives 3

Study Disposition Summary Number of Subjects in Safety Population (Received Treatment) Placebo – 64 Subjects ORMD - 0801 460IU – 61 Subjects ORMD - 0801 690IU – 63 Subjects Overall – 188 Subjects Number of Subjects Discontinuing Study Placebo – 2 Subjects (3.1%) ORMD - 0801 460IU – 4 Subjects (6.6%) ORMD - 0801 690IU – 2 Subjects (3.2%) Overall – 8 Subjects (4.3%) 4

Summary of Demographics Placebo (N=64) ORMD - 0801 460IU (N=61) ORMD - 0801 690IU (N=63) Sex - n (%) Male 29 (45.3) 39 (63.9) 34 (54.0) Female 35 (54.7) 22 (36.1) 29 (46.0) Race - n (%) White 53 (82.8) 50 (82.0) 55 (87.3) Black or African American 7 (10.9) 8 (13.1) 4 (6.3) Asian 2 (3.1) 2 (3.3) 2 (3.2) American Indian or Alaskan Native 0 0 0 Native Hawaiian or Other Pacific Islander 2 (3.1) 1 (1.6) 0 Other 0 0 2 (3.2) Ethnicity - n (%) Hispanic or Latino 31 (48.4) 32 (52.5) 36 (57.1) Not Hispanic or Latino 33 (51.6) 29 (47.5) 27 (42.9) Not Reported 0 0 0 Age (years) Sample Size 64 61 63 Mean 58.61 57.89 57.25 Standard Deviation 9.203 8.021 8.786 Median 58.80 58.45 58.07 Min, Max 37.3, 75.9 36.5, 75.7 31.0, 71.0 Coefficient of Variation 15.701 13.855 15.347 5

Primary Efficacy Objective p - value = 0.0268* p - value = 0.0117* 6

Other Continuous Glucose Monitoring Parameters (Exploratory Objectives) p - value = <0.0001* p - value = <0.0001* p - value = 0.0010* 7

HbA1c (Exploratory Objective) p - value = 0.0149* 8

Safety Summary Placebo (N=64) ORMD - 0801 460IU (N=61) ORMD - 0801 690IU (N=63) Number of Reported Adverse Events: 34 34 42 Number (%) of Subjects With at Least One: Treatment Emergent Adverse Event (TEAE) 19 (29.7) 19 (31.1) 19 (30.2) Severe TEAE 0 (0.0) 1 (1.6) 0 (0.0) Serious TEAE 0 (0.0) 1 (1.6) 0 (0.0) Drug - related TEAE 2 (3.1) 0 (0.0) 0 (0.0) Drug - related severe TEAE 0 (0.0) 0 (0.0) 0 (0.0) Drug - related serious TEAE 0 (0.0) 0 (0.0) 0 (0.0) TEAE leading to withdrawal of study drug 0 (0.0) 1 (1.6) 0 (0.0) TEAE with outcome of death 0 (0.0) 0 (0.0) 0 (0.0) Adverse Events Hypoglycemic Events Placebo (N=64) ORMD - 0801 460IU (N=61) ORMD - 0801 690IU (N=63) Number (%) of Subjects with a Hypoglycemic Event: 1 (1.6) 1 (1.6) 1 (1.6) 9

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